UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 12, 2023

VULCAN MATERIALS COMPANY
(Exact name of registrant as specified in its charter)

New Jersey	001-33841	20-8579133
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 Urban Center Drive
Birmingham, Alabama 35242
(Address of principal executive offices) (zip code)

(205) 298-3000
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1 par value	VMC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 12, 2023, Vulcan Materials Company (the “Company”) held its annual meeting of shareholders (the “Annual Meeting”).  There were 133,056,905 shares of common stock eligible to be voted at the Annual Meeting, and 120,132,536 shares were represented in person or by proxy at the Annual Meeting, which constituted a quorum to conduct business at the Annual Meeting.  The following matters, which are described in more detail in the Company’s 2023 definitive proxy statement filed with the Securities and Exchange Commission on March 27, 2023, were approved by the Company’s shareholders at the Annual Meeting.  The final voting results are presented below.

Proposal 1: Election of Directors

Each of the individuals named below was elected to a three-year term expiring in 2026:

Director	Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes
Melissa H. Anderson	110,900,428	3,526,803	38,242	5,667,063
O. B. Grayson Hall, Jr.	110,132,889	4,300,208	32,376	5,667,063
James T. Prokopanko	102,417,180	12,015,683	32,610	5,667,063
George Willis	111,317,676	3,119,139	28,658	5,667,063

The individual named below was elected to a two-year term expiring in 2025:

Director	Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes
Lydia H. Kennard	113,498,795	933,468	33,210	5,667,063

Proposal 2: Advisory Vote on Compensation of the Company’s Named Executive Officers (Say on Pay)

The advisory vote on the compensation of the Company’s named executive officers was approved with the following vote:

Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes
111,422,851	2,974,383	68,239	5,667,063

Proposal 3: Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation (Say on Pay Frequency)

A one year frequency on future advisory votes on the compensation of the Company’s named executive officers was approved with the following vote:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
112,405,503	70,096	1,937,013	52,861	5,667,063

The Company will include an advisory vote on executive compensation in its proxy materials every year until the next advisory vote on the frequency of future advisory votes on executive compensation, which will occur no later than the Company’s 2029 annual meeting of shareholders.

Proposal 4: Ratification of Appointment of Independent Registered Public Accounting Firm

The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2023 was ratified with the following vote:

Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes
116,864,489	3,247,364	20,683	N/A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VULCAN MATERIALS COMPANY

Date: May 15, 2023	By:	/s/ Denson N. Franklin III
	Name:	Denson N. Franklin III
	Title:	Senior Vice President, General Counsel and Secretary